EXHIBIT 10.52
BILL OF SALE
THIS BILL OF SALE, dated for convenience of reference as of October 1, 2014, from TDG OPERATIONS, LLC, a Georgia limited liability company, hereinafter referred to as “Vendor,” to the DEVELOPMENT AUTHORITY OF MURRAY COUNTY, a development authority and a public body corporate and politic of the State of Georgia, hereinafter referred to as “Vendee.”
W I T N E S S E T H
Vendor, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars, and other valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, does hereby bargain, sell and convey and by these presents has bargained, sold and conveyed, unto Vendee, its successors and assigns, all of its right, title and interest in the items of machinery, equipment and other personal property described on Exhibit A hereto (collectively called the “Equipment”) which are to be included in the “Project” that is to be leased by Vendee to Vendor under the Lease Agreement dated as of October 1, 2014 (the “Lease”), relating to the Project, and which are both (i) located or to be located on the Land (as described in the Lease) in Murray County, Georgia, described in Exhibit B hereto, and (ii) financed by the Vendee’s Taxable Industrial Development Revenue Bond (TDG Operations, LLC Project), Series 2014. Title to items of the Equipment located on the Land at the time of delivery of this Bill of Sale shall vest in the Vendee upon delivery hereof and title to items of Equipment hereafter located on said land shall vest in Vendee immediately upon the same being located on such land.
Vendor warrants not as to the merchantability or “fitness for purpose” of the Equipment or as to any encumbrances thereon. Vendee shall accept, as of the date Vendee acquires title thereto, each such item of such property in “as is, where is” condition and subject to the interests, if any, of third parties therein. Vendor acknowledges and agrees that any indebtedness or payment obligation of Vendor that may be secured by or related to any such items of Equipment shall not become an indebtedness or payment obligation of the Vendee, and the Vendor shall remain responsible for the payment thereof.
[signature on following page]

IN WITNESS WHEREOF, Vendor has caused these presents to be executed by its duly authorized representative, under seal, the day and year first above written.

VENDOR:

TDG OPERATIONS, LLC,
a Georgia limited liability company

By:    /s/ Jon A. Faulkner     (seal)
Jon A. Faulkner, President